PLAN AND AGREEMENT OF MERGER OF MIDWESTERN NATIONAL LIFE INSURANCE
    COMPANY OF OHIO, AS MERGING CORPORATION, AND STANDARD LIFE
      INSURANCE COMPANY OF INDIANA, AS SURVIVING CORPORATION


THIS  PLAN  AND AGREEMENT OF MERGER (the APlan@) entered into this _______ day of October, 1998, by and between MIDWESTERN NATIONAL LIFE INSURANCE COMPANY OF

OHIO, an Ohio corporation (hereinafter called AMidwestern Life@), and STANDARD

LIFE INSURANCE  COMPANY OF INDIANA, an Indiana corporation (hereinafter called

AStandard Life@),



                             W I T N E S S E T H:

WHEREAS, Midwestern  Life  is  a corporation duly organized and existing under the laws of the State of Ohio, as amended;

WHEREAS, Standard Life is a corporation  duly organized and existing under the

Indiana Business Corporation Law, as amended;

WHEREAS, Midwestern Life has eleven thousand seven hundred sixty-five (11,765)

shares of authorized capital stock, $1.00  par  value,  of  which one thousand

(1,000) shares are issued and outstanding;

WHEREAS, Standard Life has one million two hundred thousand (1,200,000) shares of authorized capital stock, without par value, of which eight hundred ninety-

seven thousand thirty-three (897,033) shares are issued and outstanding;

WHEREAS,   the  issued  and  outstanding  stock  of  the  two  (2)  respective corporations and the holders and percentages thereof are as follows:



MIDWESTERN  LIFE             STANDARD LIFE

Standard Management Corp.1,000100%897,033100%

TOTAL1,000100%897,033100%



WHEREAS, in  order  to effect certain administrative, managerial and financial economies and benefits,  it  is  the  desire  of  the  parties hereto to merge

Midwestern Life into Standard Life;

NOW,  THEREFORE,  in  consideration  of  the mutual promises,  agreements  and covenants  herein contained and other good  and  valuable  consideration,  the receipt of which  is hereby acknowledged, Midwestern Life and Standard Life do hereby make such merger upon the following terms and conditions:

1.EFFECTIVE DATE OF  MERGER.    The  Effective  Date  of  the  merger shall be

December 31, 1998.  The parties hereto shall seek issuance by the Secretary of

State  of  Indiana  of  the certificate of merger effecting the merger  herein provided.

2.PARTIES TO THE MERGER.    The  parties  to this Plan are Midwestern National

Life Insurance Company of Ohio and Standard Life Insurance Company of Indiana.

3.CONDITIONS  PRECEDENT  TO THE CONSUMMATION  OF  THE  MERGER.    All  of  the

obligations under this Plan  are  subject to the Board of Directors of each of the undersigned corporations satisfying  itself  that  no income tax liability will be incurred by any party hereto or its shareholders  as  a  result of the consummation of this Plan, the sole shareholder of each corporation  approving this Plan and each corporation complying with the laws of either the State  of

Indiana  or  the State of Ohio allowing it to complete the merger contemplated hereunder.

4.EXCHANGE OF  STOCK;  TERMS AND CONDITIONS OF MERGER.   The fair market value

of the stock issued and  outstanding of Midwestern Life has been determined to be Thirteen Million Five Hundred Thousand Dollars ($13,500,000).

On the Effective Date, the  sole  shareholder  of  Midwestern  Life  shall  be entitled to receive no additional shares of common stock of Standard Life.

5.SUBMISSION TO SHAREHOLDERS.   This Plan shall be submitted separately to the

sole  shareholder  of  each  of  the  corporations which is a party hereto for approval in the manner provided by the  laws of either the State of Indiana or the State of Ohio.

6.MECHANICS  OF CLOSING; MANNER AND BASIS  OF  CARRYING  MERGER  INTO  EFFECT.

Upon approval  of  the  Plan,  Edward T. Stahl, as Secretary of Standard Life,

shall execute Articles of Merger  as  required  by  the  Secretary of State of

Indiana  in  order to effectuate the merger herein contemplated.   The  proper

officers of Midwestern  Life  shall  execute and deliver to Standard Life such specific assignments and other documents  for  the transfer of assets or stock as  may be required.  Upon the Closing Date, Standard  Life  shall  cause  the

Articles  of  Merger to be filed with the Secretary of State of Indiana and to be recorded with  the  Recorder  of any county in which the parties hereto own real estate or have their principal place of business.

7.SURVIVING  CORPORATE  ENTITY.   Upon  the  Effective  Date  of  the  merger,

Midwestern Life shall merge  into  and  become  a part of Standard Life, which shall survive the merger and the name of which shall  continue  to be Standard

Life, and the separate corporate existence of Midwestern Life shall  thereupon cease.

8.ATTRIBUTES  AND  PROPERTY OF THE SURVIVING CORPORATION.   Upon the Effective

Date of the merger,  Standard  Life,  as  the surviving corporation, shall, in accordance with the provisions of the Indiana  Business  Corporation  Law,  as

amended,   thereupon  and  thereafter  possess  all  the  rights,  privileges,

immunities, powers and franchises, of a public as well as of a private nature,

of each of the  parties  hereto.   All property, real, personal and mixed, and

debts due on whatever account and all other choses in action and all and every other interest of or belonging to or due to each of the parties shall be taken and deemed to be transferred to and  vested  in  Standard Life without further act or deed.

9.LIABILITIES  OF  STANDARD  LIFE  AS  THE SURVIVING CORPORATION.    Upon  the

Effective Date of the merger, Standard Life  shall,  in  accordance  with  the provisions  of the Indiana Business Corporation Law, as amended, thereupon and thenceforth be responsible and liable for all of the liability and obligations of each of the  parties hereto in the same manner and to the same extent as if

Standard Life had  itself incurred the same or contracted therefor.  Any claim existing or action or  proceeding  pending  by  or  against any of the parties hereto, may be prosecuted to judgment as if such merger had not taken place or

Standard  Life  may  be  substituted  in  its place.  Neither  the  rights  of creditors nor any liens upon the property of  any  of the parties hereto shall be  impaired  by  such  merger, but any such liens shall  be  limited  to  the property upon which they  were  liens  immediately  prior  to the time of such merger.

10.ARTICLES  AND  BY-LAWS  OF  THE  SURVIVING CORPORATION.   The  Articles  of

Incorporation, together with all amendments  thereof,  and the Code of By-Laws of Standard Life as they exist on the Effective Date, shall continue to be the

Articles of Incorporation and the Code of By-Laws, respectively,  of  Standard

Life  upon and after the Effective Date until changed or amended in accordance with the terms thereof.

11.BOARD  OF  DIRECTORS  AND  OFFICERS OF THE SURVIVING CORPORATION.   All the

members of the Board of Directors  and  all  the officers of Standard Life, as the surviving corporation on the Effective Date  of  the  merger, shall be and continue as the directors and officers, respectively, of Standard  Life, after such  date, to hold office for the same terms and upon the same conditions  as theretofore existed between each of them, respectively, and Standard Life.

12.ADDITIONAL DOCUMENTS.   The parties hereto agree that they will cause to be

executed any such further and additional documents and instruments as may from time to  time  be  reasonably  required  for  the  purposes of consummating or carrying out the merger as contemplated by this Agreement.

13.SUCCESSORS AND ASSIGNS.   This Plan and each of its  provisions  shall bind

and inure to the benefit of the parties hereto and their respective successors and  assigns; provided, however, that this Plan cannot be assigned by  any  of

the parties.   Nothing  herein,  express  or  implied, is intended or shall be construed to confer upon or give any person, firm  or  corporation, other than the parties hereto, any rights or remedies under or by reason of this Plan.

14.GOVERNING LAW.   The validity, interpretation and performance  of this Plan shall  be governed by, construed and enforced in accordance with the  laws  of the State of Indiana.

IN WITNESS  WHEREOF,  the parties hereto have respectively caused this Plan to be executed by their duly authorized officers this ____ day of October, 1998.


MIDWESTERN NATIONAL LIFE INSURANCE COMPANY OF OHIO

BY: _______________________________
Edward T. Stahl, President
ATTEST:

___________________________
Stephen M. Coons, Secretary
A(Midwestern Life)@ (Merging Corporation)

STANDARD LIFE INSURANCE COMPANY OFINDIANA

BY: _________________________________________
Raymond J. Ohlson, President
ATTEST:

______________________________
Edward T. Stahl, Secretary
A(Standard Life)@ (Surviving Corporation)